Exhibit 99.4


                                                                MORGAN STANLEY





------------------------------------------------------------ ---------------------------------------------------
Date:    March 31, 2006

To:      Morgan Stanley Mortgage Loan Trust 2006-5AR         From:       Morgan Stanley Capital Services Inc.

Attn:    Wells Fargo Bank, National Association              Contact:    Kelvin Borre
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention: Client Manager, MSM 2006-5AR

Fax:     (410) 715-4513                                      Fax:        (212) 507-3837

Tel:     (410) 884-2000                                      Tel:        (212) 761-1426
------------------------------------------------------------ ---------------------------------------------------

Re: Cap Ref. No. KQBD9, Class A

     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-5AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of March 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

     The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

     1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Party A:                                              Morgan Stanley Capital Services Inc.

Party A Credit Support:                               Payments guaranteed by Morgan Stanley

Party B:                                              Morgan Stanley Mortgage Loan Trust 2006-5AR

Trade Date:                                           March 27, 2006

Notional Amount:                                      See Schedule A attached hereto

Effective Date:                                       April 25, 2006

Termination Date:                                     November 25, 2014




                                                                                                     MORGAN STANLEY


Fixed Amounts:
-------------

   Fixed Amount Payer:                                Party B

   Fixed Amount Payer Payment Date:                   March 31, 2006

   Fixed Amount:                                      USD $1,050,000 (Party A hereby acknowledges receipt of payment in full of this amount)

Floating Amounts:
----------------

   Floating Amount:                                   The product of (a) the Floating Rate, (b) the Floating Rate Day
                                                      Count Fraction, (c) the "Notional Amount" (as set forth in
                                                      Schedule A hereto for the related Floating Rate Payer Payment
                                                      Date) and (d) the "Multiplier" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End Date).

   Floating Rate Payer:                               Party A

   Strike Rate:                                       For the Calculation Period related to a Floating Rate Payer
                                                      Payment Date, the "Strike Rate" (as set forth in Schedule A hereto for such Floating Rate Payer Period End Date).

   Floating Rate Payer Payment Dates:                 Early Payment -- For each Calculation Period, the first
                                                      Business Day prior to each Floating Rate Payer Period End Date.

   Floating Rate Payer Period End Date(s):            The 25th of each month in each year from (and including) May
                                                      25, 2006 to (and including) the Termination Date with no
                                                      adjustment to Period End Dates.

                                                      For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but excluding
                                                      May 25, 2006 and that the final Calculation Period will accrue from and including October 25, 2014 to but excluding the
                                                      Termination Date.

   Floating Rate:                                     For the Calculation Period related to a Floating Rate Payer
                                                      Payment Date, the excess, if any, of (x) the lesser of (a)
                                                      USD-LIBOR-BBA with a Designated Maturity of 1 month and (b) the
                                                      "Ceiling Rate" (as set forth in Schedule A hereto for the
                                                      related Floating Rate Payer Period End Date) over (y) the
                                                      Strike Rate.

   Floating Rate Day Count Fraction:                  30/360

   Reset Dates:                                       The first day of Each Calculation Period.

   Compounding:                                       Inapplicable

   Business Days:                                     New York


                                                         -2-


                                                                                                      MORGAN STANLEY


   Calculation Agent:                                 Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                                      Reference Market-maker to act as Calculation Agent.

     3. Account Details:

Payments to Party A:                                  Citibank, New York
                                                      ABA No. 021 000 089
                                                      For: Morgan Stanley Capital Services Inc.
                                                      Account No. 4072 4601

Operations Contact:                                   Jean Barnum
                                                      Tel 212 761-2630
                                                      Fax 410 534-1431

Payments to Party B:                                  Wells Fargo Bank, National Association
                                                      ABA No. 121-000-248
                                                      Account Name: Corporate Trust Clearing
                                                      Account No. 3970771416 for further credit to 50909001,
                                                      MSM 2006-5AR
                                                      Ref: MSM 2006-5AR, Class A


     4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)  "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)  "Termination Currency" means United States Dollars.

(f) Party A and Party B Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other

                                                                MORGAN STANLEY


     party under this Agreement. In making this representation, it may rely on
     (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
     Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause
     (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)  Payee Tax Representations

     (i) For the purpose of Section 3(f), Party A makes the following representation:

          It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

     (ii) For the purpose of Section 3(f), Party B makes the following representation:

          It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

     (i)  It is an "eligible contract participant" within the meaning of
          Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

     (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

    (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (iv) ERISA Representation. It continuously represents that it is not (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or
          Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the

                                                                MORGAN STANLEY


          passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

    (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

     (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                MORGAN STANLEY


(m)  Addresses for Notices. For the purpose of Section 12(a):

     (i)  Address for notices or communications to Party A:

          Morgan Stanley Capital Services Inc.
          1585 Broadway, 3rd Floor
          New York, New York 10036
          Attention: Chief Legal Officer

          Facsimile No.: 212-507-4622

     (ii) Address for notices or communications to Party B:

          Address:   Wells Fargo Bank, National Association
                     9062 Old Annapolis Road
                     Columbia, Maryland 21045

          Attention: Client Manager - MSM 2006-5AR

          Facsimile No.: (410) 715-2380      Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

     "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either (A) (a) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

     It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                MORGAN STANLEY


     Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

     As used in this Agreement the following words shall have the following meanings:

     "Depositor" shall mean Morgan Stanley Capital I Inc.

     "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

     "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

     "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered Certificates.

     "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.




By:  /s/  David N. Moore
   ----------------------------------------
   Name:  David N. Moore
   Title: VP





WELLS FARGO BANK, NATIONAL ASSOCIATION,
  acting not in its individual
  capacity but solely as Securities
  Administrator on behalf of
  MORGAN STANLEY MORTGAGE LOAN
  TRUST 2006-5AR


By:  /s/  Patricia Russo
   ----------------------------------------
   Name:  Patricia Russo
   Title: VP

                                                                MORGAN STANLEY


                                  Schedule A
                                    Class A

                          Interest Rate Cap Schedule


     Floating Rate          Notional
         Payer                Amount                 Strike Rate   Ceiling Rate
    Period End Date            ($)       Multiplier      (%)            (%)
----------------------- --------------- ------------ ------------ -------------

 May 25, 2006.........    5,031,244.20     100.00       5.761          11.250
 June 25, 2006........    4,921,741.83     100.00       5.761          11.250
 July 25, 2006........    4,812,813.08     100.00       5.761          11.250
 August 25, 2006......    4,704,452.96     100.00       5.761          11.250
 September 25, 2006...    4,596,662.14     100.00       5.761          11.250
 October 25, 2006.....    4,489,446.81     100.00       5.761          11.250
 November 25, 2006....    4,382,818.45     100.00       5.761          11.250
 December 25, 2006....    4,276,807.96     100.00       5.762          11.250
 January 25, 2007.....    4,172,529.92     100.00       5.762          11.250
 February 25, 2007....    4,070,498.27     100.00       6.088          11.250
 March 25, 2007.......    3,970,747.69     100.00       6.087          11.250
 April 25, 2007.......    3,873,234.19     100.00       6.087          11.250
 May 25, 2007.........    3,777,907.32     100.00       6.087          11.250
 June 25, 2007........    3,684,717.78     100.00       6.086          11.250
 July 25, 2007........    3,593,617.42     100.00       6.086          11.250
 August 25, 2007......    3,504,559.14     100.00       6.085          11.250
 September 25, 2007...    3,417,496.94     100.00       6.085          11.250
 October 25, 2007.....    3,332,385.85     100.00       6.086          11.250
 November 25, 2007....    3,249,181.95     100.00       6.086          11.250
 December 25, 2007....    3,167,842.28     100.00       6.087          11.250
 January 25, 2008.....    3,088,324.87     100.00       6.119          11.250
 February 25, 2008....    3,010,588.95     100.00       6.638          11.250
 March 25, 2008.......    2,934,620.94     100.00       6.656          11.250
 April 25, 2008.......    2,860,353.54     100.00       6.656          11.250
 May 25, 2008.........    2,787,748.52     100.00       6.654          11.250
 June 25, 2008........    2,716,768.50     100.00       6.661          11.250
 July 25, 2008........    2,647,378.28     100.00       6.699          11.250
 August 25, 2008......    2,579,537.25     100.00       6.837          11.250
 September 25, 2008...    2,513,220.86     100.00       6.923          11.250
 October 25, 2008.....    2,448,357.47     100.00       6.945          11.250
 November 25, 2008....    2,384,945.79     100.00       7.008          11.250
 December 25, 2008....    2,322,943.86     100.00       7.100          11.250
 January 25, 2009.....    2,266,917.10     100.00       7.164          11.250
 February 25, 2009....    2,212,191.86     100.00       7.679          11.250
 March 25, 2009.......    2,158,749.67     100.00       7.701          11.250
 April 25, 2009.......    2,106,549.27     100.00       7.699          11.250
 May 25, 2009.........    2,059,914.45     100.00       7.699          11.250
 June 25, 2009........    2,014,318.12     100.00       7.703          11.250
 July 25, 2009........    1,969,738.25     100.00       7.706          11.250
 August 25, 2009......    1,926,151.25     100.00       7.714          11.250
 September 25, 2009...    1,883,536.08     100.00       7.749          11.250
 October 25, 2009.....    1,841,877.56     100.00       7.746          11.250
 November 25, 2009....    1,801,145.67     100.00       7.755          11.250
 December 25, 2009....    1,761,321.88     100.00       7.783          11.250
 January 25, 2010.....    1,722,390.32     100.00       7.785          11.250
 February 25, 2010....    1,684,324.30     100.00       7.820          11.250
 March 25, 2010.......    1,647,104.87     100.00       7.821          11.250
 April 25, 2010.......    1,610,712.73     100.00       7.818          11.250
 May 25, 2010.........    1,575,129.04     100.00       7.815          11.250
 June 25, 2010........    1,540,335.71     100.00       7.812          11.250
 July 25, 2010........    1,506,315.12     100.00       7.810          11.250
 August 25, 2010......    1,473,049.91     100.00       7.827          11.250
 September 25, 2010...    1,440,521.53     100.00       7.858          11.250
 October 25, 2010.....    1,408,717.72     100.00       7.887          11.250
 November 25, 2010....    1,377,609.46     100.00       8.116          11.250
 December 25, 2010....    1,347,164.02     100.00       8.285          11.250
 January 25, 2011.....    1,317,403.21     100.00       8.620          11.250
 February 25, 2011....    1,288,302.35     100.00       9.011          11.250

                                                                MORGAN STANLEY


     Floating Rate          Notional
         Payer                Amount                 Strike Rate   Ceiling Rate
    Period End Date            ($)       Multiplier      (%)            (%)
----------------------- --------------- ------------ ------------ -------------

 March 25, 2011.......    1,259,832.34     100.00       9.163          11.250
 April 25, 2011.......    1,231,995.89     100.00       9.160          11.250
 May 25, 2011.........    1,204,777.30     100.00       9.154          11.250
 June 25, 2011........    1,178,162.49     100.00       9.148          11.250
 July 25, 2011........    1,152,137.89     100.00       9.143          11.250
 August 25, 2011......    1,126,690.30     100.00       9.138          11.250
 September 25, 2011...    1,101,806.85     100.00       9.135          11.250
 October 25, 2011.....    1,077,475.50     100.00       9.151          11.250
 November 25, 2011....    1,053,686.77     100.00       9.148          11.250
 December 25, 2011....    1,030,425.32     100.00       9.142          11.250
 January 25, 2012.....    1,007,679.16     100.00       9.135          11.250
 February 25, 2012....      985,436.78     100.00       9.131          11.250
 March 25, 2012.......      963,686.96     100.00       9.124          11.250
 April 25, 2012.......      942,418.72     100.00       9.121          11.250
 May 25, 2012.........      921,621.54     100.00       9.114          11.250
 June 25, 2012........      901,284.71     100.00       9.108          11.250
 July 25, 2012........      881,397.98     100.00       9.102          11.250
 August 25, 2012......      861,951.31     100.00       9.096          11.250
 September 25, 2012...      842,934.91     100.00       9.096          11.250
 October 25, 2012.....      824,338.87     100.00       9.101          11.250
 November 25, 2012....      806,155.35     100.00       9.095          11.250
 December 25, 2012....      788,373.97     100.00       9.089          11.250
 January 25, 2013.....      770,985.78     100.00       9.083          11.250
 February 25, 2013....      753,982.01     100.00       9.076          11.250
 March 25, 2013.......      737,354.13     100.00       9.070          11.250
 April 25, 2013.......      721,093.78     100.00       9.064          11.250
 May 25, 2013.........      705,192.78     100.00       9.058          11.250
 June 25, 2013........      689,643.15     100.00       9.052          11.250
 July 25, 2013........      674,437.07     100.00       9.045          11.250
 August 25, 2013......      659,566.91     100.00       9.039          11.250
 September 25, 2013...      645,025.21     100.00       9.033          11.250
 October 25, 2013.....      630,804.67     100.00       9.027          11.250
 November 25, 2013....      616,898.28     100.00       9.021          11.250
 December 25, 2013....      603,298.94     100.00       9.015          11.250
 January 25, 2014.....      589,999.83     100.00       9.008          11.250
 February 25, 2014....      576,994.28     100.00       9.002          11.250
 March 25, 2014.......      564,275.78     100.00       8.996          11.250
 April 25, 2014.......      551,837.96     100.00       8.989          11.250
 May 25, 2014.........      539,674.59     100.00       8.983          11.250
 June 25, 2014........      527,779.58     100.00       8.977          11.250
 July 25, 2014........      516,146.98     100.00       8.971          11.250
 August 25, 2014......      504,770.98     100.00       8.964          11.250
 September 25, 2014...      493,645.87     100.00       8.958          11.250
 October 25, 2014.....      482,766.10     100.00       8.952          11.250
 November 25, 2014....      472,126.27     100.00       8.946          11.250
 December 25, 2014
  and thereafter.....             0.00     100.00        N/A            N/A

                                                                MORGAN STANLEY


----------------------------------------------------------------------------------------------------------------
Date:    March 31, 2006

To:      Morgan Stanley Mortgage Loan Trust 2006-5AR         From:       Morgan Stanley Capital Services Inc.

Attn:    Wells Fargo Bank, National Association              Contact:    Kelvin Borre
         9062 Old Annapolis Road
         Columbia, MD 21045
         Attention:  Client Manager, MSM 2006-5AR

Fax:     (410) 715-4513                                      Fax:        (212) 507-3837

Tel:     (410) 884-2000                                      Tel:        (212) 761-1426
------------------------------------------------------------ ---------------------------------------------------


Re: Cap Ref. No. KQBDA, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 (together, "Class M")

     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-5AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of March 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

     The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

     1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

     2. The terms of the particular Transaction to which this Confirmation relates are as follows:


Party A:                                              Morgan Stanley Capital Services Inc.

Party A Credit Support:                               Payments guaranteed by Morgan Stanley

Party B:                                              Morgan Stanley Mortgage Loan Trust 2006-5AR

Trade Date:                                           March 27, 2006

Notional Amount:                                      See Schedule A attached hereto

Effective Date:                                       April 25, 2006

Termination Date:                                     November 25, 2014




                                                                                                     MORGAN STANLEY


Fixed Amounts:
-------------

   Fixed Amount Payer:                                Party B

   Fixed Amount Payer Payment Date:                   March 31, 2006

   Fixed Amount:                                      USD $187,000 (Party A hereby acknowledges receipt of payment in full of this amount)

Floating Amounts:
----------------

   Floating Amount:                                   The product of (a) the Floating Rate, (b) the Floating Rate
                                                      Day Count Fraction, (c) the "Notional Amount" (as set forth in
                                                      Schedule A hereto for the related Floating Rate Payer Payment
                                                      Date) and (d) the "Multiplier" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End Date).

   Floating Rate Payer:                               Party A

   Strike Rate:                                       For the Calculation Period related to a Floating Rate Payer
                                                      Payment Date, the "Strike Rate" (as set forth in Schedule A hereto for such Floating Rate Payer Period End Date).

   Floating Rate Payer Payment Dates:                 Early Payment -- For each Calculation Period, the first
                                                      Business Day prior to each Floating Rate Payer Period End
                                                      Date.

   Floating Rate Payer Period End Date(s):            The 25th of each month in each year from (and including) May
                                                      25, 2006 to (and including) the Termination Date with no
                                                      adjustment to Period End Dates.

                                                      For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but
                                                      excluding May 25, 2006 and that the final Calculation Period will accrue from and including October 25, 2014 to but
                                                      excluding the Termination Date.

   Floating Rate:                                     For the Calculation Period related to a Floating Rate Payer
                                                      Payment Date, the excess, if any, of (x) the lesser of (a)
                                                      USD-LIBOR-BBA with a Designated Maturity of 1 month and (b)
                                                      the "Ceiling Rate" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End Date) over (y) the
                                                      Strike Rate.

   Floating Rate Day Count Fraction:                  30/360

   Reset Dates:                                       The first day of Each Calculation Period.

   Compounding:                                       Inapplicable

   Business Days:                                     New York


                                                        -2-


                                                                                                     MORGAN STANLEY


   Calculation Agent:                                 Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a
                                                      Reference Market-maker to act as Calculation Agent.

     3. Account Details:

Payments to Party A:                                  Citibank, New York
                                                      ABA No. 021 000 089
                                                      For: Morgan Stanley Capital Services Inc.
                                                      Account No. 4072 4601

Operations Contact:                                   Jean Barnum
                                                      Tel 212 761-2630
                                                      Fax 410 534-1431

Payments to Party B:                                  Wells Fargo Bank, National Association
                                                      ABA No. 121-000-248
                                                      Account Name: Corporate Trust Clearing
                                                      Account No. 3970771416 for further credit to 50909001,
                                                      MSM 2006-5AR
                                                      Ref: MSM 2006-5AR, Class M


     4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)  "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)  "Termination Currency" means United States Dollars.

(f) Party A and Party B Payer Tax Representations. For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other

                                                                MORGAN STANLEY


     party under this Agreement. In making this representation, it may rely on
     (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
     Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause
     (ii) and the other party does not deliver a form or document under
     Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)  Payee Tax Representations

     (i) For the purpose of Section 3(f), Party A makes the following representation:

          It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

     (ii) For the purpose of Section 3(f), Party B makes the following representation:

          It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

     (i)  It is an "eligible contract participant" within the meaning of
          Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

     (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

    (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

     (iv) ERISA Representation. It continuously represents that it is not (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or
          Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the

                                                                MORGAN STANLEY


          passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

     (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

     (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

    (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

     (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                MORGAN STANLEY


(m)  Addresses for Notices. For the purpose of Section 12(a):

     (i)  Address for notices or communications to Party A:

          Morgan Stanley Capital Services Inc.
          1585 Broadway, 3rd Floor
          New York, New York 10036
          Attention: Chief Legal Officer

          Facsimile No.: 212-507-4622

     (ii) Address for notices or communications to Party B:

          Address:   Wells Fargo Bank, National Association
                     9062 Old Annapolis Road
                     Columbia, Maryland 21045

          Attention: Client Manager - MSM 2006-5AR

          Facsimile No.: (410) 715-2380      Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

     "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either (A) (a) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

     It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                MORGAN STANLEY


     Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

     As used in this Agreement the following words shall have the following meanings:

     "Depositor" shall mean Morgan Stanley Capital I Inc.

     "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

     "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

     "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered Certificates.

     "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

     "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:  /s/  David N. Moore
   ----------------------------------------
   Name:  David N. Moore
   Title: VP





WELLS FARGO BANK, NATIONAL ASSOCIATION,
  acting not in its individual
  capacity but solely as Securities
  Administrator on behalf of
  MORGAN STANLEY MORTGAGE LOAN
  TRUST 2006-5AR


By:  /s/  Patricia Russo
   ----------------------------------------
   Name:  Patricia Russo
   Title: VP

                                                                MORGAN STANLEY


                                  Schedule A
                                    Class M

                          Interest Rate Cap Schedule


     Floating Rate          Notional
         Payer                Amount                 Strike Rate   Ceiling Rate
    Period End Date            ($)       Multiplier      (%)            (%)
----------------------- --------------- ------------ ------------ -------------

 May 25, 2006.........      325,414.81     100.00       5.481          10.970
 June 25, 2006........      325,318.70     100.00       5.481          10.970
 July 25, 2006........      325,221.69     100.00       5.481          10.970
 August 25, 2006......      325,123.81     100.00       5.481          10.970
 September 25, 2006...      325,025.07     100.00       5.481          10.970
 October 25, 2006.....      324,925.52     100.00       5.481          10.970
 November 25, 2006....      324,825.17     100.00       5.481          10.970
 December 25, 2006....      324,724.07     100.00       5.482          10.970
 January 25, 2007.....      324,622.23     100.00       5.482          10.970
 February 25, 2007....      324,519.68     100.00       5.808          10.970
 March 25, 2007.......      324,417.19     100.00       5.807          10.970
 April 25, 2007.......      324,313.97     100.00       5.807          10.970
 May 25, 2007.........      324,210.02     100.00       5.807          10.970
 June 25, 2007........      324,105.32     100.00       5.806          10.970
 July 25, 2007........      323,999.89     100.00       5.806          10.970
 August 25, 2007......      323,893.70     100.00       5.805          10.970
 September 25, 2007...      323,786.75     100.00       5.805          10.970
 October 25, 2007.....      323,679.05     100.00       5.806          10.970
 November 25, 2007....      323,570.58     100.00       5.806          10.970
 December 25, 2007....      323,461.33     100.00       5.807          10.970
 January 25, 2008.....      323,351.31     100.00       5.839          10.970
 February 25, 2008....      323,240.54     100.00       6.358          10.970
 March 25, 2008.......      323,131.92     100.00       6.376          10.970
 April 25, 2008.......      323,022.51     100.00       6.376          10.970
 May 25, 2008.........      322,912.31     100.00       6.374          10.970
 June 25, 2008........      322,801.31     100.00       6.381          10.970
 July 25, 2008........      322,689.65     100.00       6.419          10.970
 August 25, 2008......      322,576.74     100.00       6.557          10.970
 September 25, 2008...      322,463.87     100.00       6.643          10.970
 October 25, 2008.....      322,346.13     100.00       6.665          10.970
 November 25, 2008....      322,227.53     100.00       6.728          10.970
 December 25, 2008....      322,106.78     100.00       6.820          10.970
 January 25, 2009.....      318,479.65     100.00       6.884          10.970
 February 25, 2009....      314,893.50     100.00       7.399          10.970
 March 25, 2009.......      311,349.49     100.00       7.421          10.970
 April 25, 2009.......      307,845.47     100.00       7.419          10.970
 May 25, 2009.........      301,030.38     100.00       7.419          10.970
 June 25, 2009........      294,367.06     100.00       7.423          10.970
 July 25, 2009........      287,852.27     100.00       7.426          10.970
 August 25, 2009......      281,482.59     100.00       7.434          10.970
 September 25, 2009...      275,254.92     100.00       7.469          10.970
 October 25, 2009.....      269,167.05     100.00       7.466          10.970
 November 25, 2009....      263,214.61     100.00       7.475          10.970
 December 25, 2009....      257,394.86     100.00       7.503          10.970
 January 25, 2010.....      251,705.51     100.00       7.505          10.970
 February 25, 2010....      246,142.64     100.00       7.540          10.970
 March 25, 2010.......      240,703.50     100.00       7.541          10.970
 April 25, 2010.......      235,385.25     100.00       7.538          10.970
 May 25, 2010.........      230,185.14     100.00       7.535          10.970
 June 25, 2010........      225,100.54     100.00       7.532          10.970
 July 25, 2010........      220,128.86     100.00       7.530          10.970
 August 25, 2010......      215,267.57     100.00       7.547          10.970
 September 25, 2010...      210,513.96     100.00       7.578          10.970
 October 25, 2010.....      205,866.24     100.00       7.607          10.970
 November 25, 2010....      201,320.16     100.00       7.836          10.970
 December 25, 2010....      196,870.94     100.00       8.005          10.970
 January 25, 2011.....      192,521.78     100.00       8.340          10.970
 February 25, 2011....      188,269.06     100.00       8.731          10.970


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


                                                                MORGAN STANLEY


     Floating Rate          Notional
         Payer                Amount                 Strike Rate   Ceiling Rate
    Period End Date            ($)       Multiplier      (%)            (%)
----------------------- --------------- ------------ ------------ -------------

 March 25, 2011.......      184,108.52     100.00       8.883          10.970
 April 25, 2011.......      180,040.58     100.00       8.880          10.970
 May 25, 2011.........      176,062.93     100.00       8.874          10.970
 June 25, 2011........      172,173.51     100.00       8.868          10.970
 July 25, 2011........      168,370.35     100.00       8.863          10.970
 August 25, 2011......      164,651.50     100.00       8.858          10.970
 September 25, 2011...      161,015.10     100.00       8.855          10.970
 October 25, 2011.....      157,459.38     100.00       8.871          10.970
 November 25, 2011....      153,982.96     100.00       8.868          10.970
 December 25, 2011....      150,583.60     100.00       8.862          10.970
 January 25, 2012.....      147,259.53     100.00       8.855          10.970
 February 25, 2012....      144,009.09     100.00       8.851          10.970
 March 25, 2012.......      140,830.63     100.00       8.844          10.970
 April 25, 2012.......      137,722.55     100.00       8.841          10.970
 May 25, 2012.........      134,683.30     100.00       8.834          10.970
 June 25, 2012........      131,711.34     100.00       8.828          10.970
 July 25, 2012........      128,805.14     100.00       8.822          10.970
 August 25, 2012......      125,963.26     100.00       8.816          10.970
 September 25, 2012...      123,184.25     100.00       8.816          10.970
 October 25, 2012.....      120,466.67     100.00       8.821          10.970
 November 25, 2012....      117,809.39     100.00       8.815          10.970
 December 25, 2012....      115,210.86     100.00       8.809          10.970
 January 25, 2013.....      112,669.80     100.00       8.803          10.970
 February 25, 2013....      110,184.91     100.00       8.796          10.970
 March 25, 2013.......      107,754.96     100.00       8.790          10.970
 April 25, 2013.......      105,378.71     100.00       8.784          10.970
 May 25, 2013.........      103,054.98     100.00       8.778          10.970
 June 25, 2013........      100,782.60     100.00       8.772          10.970
 July 25, 2013........       98,560.43     100.00       8.765          10.970
 August 25, 2013......       96,387.34     100.00       8.759          10.970
 September 25, 2013...       94,262.26     100.00       8.753          10.970
 October 25, 2013.....       92,184.11     100.00       8.747          10.970
 November 25, 2013....       90,151.86     100.00       8.741          10.970
 December 25, 2013....       88,164.49     100.00       8.735          10.970
 January 25, 2014.....       86,220.99     100.00       8.728          10.970
 February 25, 2014....       84,320.40     100.00       8.722          10.970
 March 25, 2014.......       82,461.75     100.00       8.716          10.970
 April 25, 2014.......       80,644.12     100.00       8.709          10.970
 May 25, 2014.........       78,866.60     100.00       8.703          10.970
 June 25, 2014........       77,128.29     100.00       8.697          10.970
 July 25, 2014........       75,428.34     100.00       8.691          10.970
 August 25, 2014......       73,765.88     100.00       8.684          10.970
 September 25, 2014...       72,140.09     100.00       8.678          10.970
 October 25, 2014.....       70,550.15     100.00       8.672          10.970
 November 25, 2014....       68,995.27     100.00       8.666          10.970
 December 25, 2014
  and thereafter.....             0.00     100.00        N/A            N/A


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